Exhibit A

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree as follows:

(i)            Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii)           Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date:  March 3, 3003

ULTRAMAR CAPITAL, LTD.

By:	/s/ J. Edward Virtue
	Name:	J. Edward Virtue
	Title:	Director and Chief Executive Officer

J. EDWARD VIRTUE

/s/ J. Edward Virtue
J. Edward Virtue

MIDOCEAN ASSOCIATES, SPC, on behalf of MidOcean Partners Segregated Portfolio

By:	Ultramar Capital, Ltd., sole director of MidOcean Associates, SPC

By:	/s/ J. Edward Virtue
	Name:	J. Edward Virtue
	Title:	Director and Chief Executive Officer

MIDOCEAN PARTNERS, LP

By:	MidOcean Associates, SPC, on behalf of MidOcean Partners Segregated Portfolio, as general partner

By:	Ultramar Capital, Ltd., sole director of MidOcean Associates, SPC

By:	/s/ J. Edward Virtue
	Name:	J. Edward Virtue
	Title:	Director and Chief Executive Officer

EXISTING FUND GP, LTD.

By:	MidOcean Associates, SPC, sole director of Existing Fund GP, Ltd.

By:	Ultramar Capital, Ltd., sole director of MidOcean Associates, SPC

By:	/s/ J. Edward Virtue
	Name:	J. Edward Virtue
	Title:	Director and Chief Executive Officer

DB CAPITAL PARTNERS, L.P.

By:	Existing Fund GP, Ltd., its general partner

By:	MidOcean Associates, SPC, sole director

By:	/s/ J. Edward Virtue
	Name:	J. Edward Virtue
	Title:	Chief Executive Officer

DB CAPITAL PARTNERS, LLC

By:	DB Capital Partners, L.P., its managing member

By:	Existing Fund GP, Ltd., its general partner

By:	MidOcean Associates, SPC, sole director

By:	/s/ J. Edward Virtue
	Name:	J. Edward Virtue
	Title:	Chief Executive Officer

DB CAPITAL PARTNERS SBIC, L.P.

By:	DB Capital Partners, LLC, its general partner

By:	DB Capital Partners, L.P., its managing member

By:	Existing Fund GP, Ltd., its general partner

By:	MidOcean Associates, SPC, sole director

By:	/s/ J. Edward Virtue
	Name:	J. Edward Virtue
	Title:	Chief Executive Officer